UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CLEAN EARTH ACQUISITIONS CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(a)(1) and 0-11

CLEAN EARTH ACQUISITIONS CORP.

12600 Hill Country Blvd, Building R, Suite 275

Bee Cave, Texas 78738

SUPPLEMENT TO THE PROXY STATEMENT DATED NOVEMBER 13, 2023

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 4, 2023

Explanatory Note

On November 13, 2023, Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”), filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Company’s special meeting of stockholders to be held virtually on December 4, 2023, and at any adjournment or postponement thereof (the “Meeting”). The Company is providing this supplement to the Proxy Statement (this “Supplement”) to revise the proxy card included with the Proxy Statement as it was filed with the SEC (the “Proxy Card”) to (a) include inadvertently omitted language from the summary text of Proposal No. 1 on the Proxy Card to be consistent with the Company’s summary and full description of Proposal No. 1 in the Proxy Statement, (b) revise language that misstated how a proxy would be voted absent specific direction from the stockholder as to Proposal No. 2 and (c) correct scrivener’s errors within the Proxy Card. A revised Proxy Card reflecting such corrections is enclosed with this Supplement.

Corrections

Corrections (a) and (b) are marked below, with new text in bold and underline, and deleted text in strikethrough.

(a)	“1. A proposal to approve and adopt the Business Combination Agreement, dated as of October 12, 2022, as amended on April 12, 2023 (the “Business Combination Agreement”), a copy of which is attached to the accompanying ~~priority~~ proxy statement as Annex A, to approve the transactions contemplated by the Business Combination Agreement (the “business combination”) which provides that, among other things, Alternus, as the sole beneficial and record holder of all of the “Alternus Interests” (being all of the issued and outstanding equity interest owned by Alternus in its subsidiaries other than certain retained subsidiaries at such time (the “Acquired Subsidiaries”)), will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the Alternus Interests, as consideration in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of 27,500,000 shares of Class A Common Stock of the Company (the “common stock”), subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 shares pursuant to an earnout (the “Earnout Shares,”) (the “Business Combination Proposal”);”

The above correction (a) to the Proxy Card is consistent with the Company’s summary of Proposal No. 1, which appears on the first page of the Proxy Statement cover page and letter to stockholders (the “Cover”), the first page of the Notice of Special Meeting of Stockholders of Clean Earth Acquisitions Corp. (the “Notice”) and page xix of the Proxy Statement, as well as the Company’s full description of Proposal No. 1 beginning on page 92 of the Proxy Statement.

(b)	THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ~~1 THROUGH 7 AND “FOR”EACH DIRECTOR NOMINEE~~ 1, 3, 4, 5, 6 AND 7, “FOR” EACH DIRECTOR NOMINEE, AND “AGAINST” PROPOSAL 2.

The above correction (b) to the Proxy Card is consistent with the Company’s description of what happens if a stockholder fails to vote by proxy or in person with respect to Proposal No. 2, which appears on the final page of the Cover, the final page of the Notice and pages xxvi, xxx, 86 and 153 of the Proxy Statement.

With the exception of the foregoing revisions to the Proxy Card, all the other information in the Proxy Statement and the Proxy Card remains unchanged. We have not changed or added to the matters to be considered by our stockholders at the Meeting, and this Supplement does not change the recommendation of our board of directors with respect to any of the proposals described in the Proxy Statement.

Voting and Submitting Your Proxy

For stockholders who have already voted, a previous vote in favor of Proposal No. 1 will be counted as a vote in favor of such proposal, as corrected by this Supplement, and a previous vote against Proposal No. 1 will be counted as a vote against such proposal, unless, in each case, the original proxy is revoked by the stockholder, which can be done by submitting a new proxy.

If you have not yet voted, please vote promptly. Our stockholders may vote electronically before the Meeting by visiting www.voteproxy.com or by mail by completing, signing, dating and returning the Proxy Card enclosed with the Proxy Statement as soon as possible. You may also vote during the Meeting by visiting https://web.lumiagm.com/290463470 (passcode “cleanearth2023”). If you properly complete, sign, date and return your Proxy Card previously mailed to you, your shares will be voted in accordance with your instructions. The Proxy Card revisions described in this Supplement were finalized prior to being mailed to the Company’s stockholders as of the record date for the Meeting. Thus, we are not mailing a revised Proxy Card to you prior to the Meeting, and the original Proxy Card mailed to you remains valid. The named proxies will vote all shares at the Meeting for which proxies have been properly submitted and not revoked.

We recommend that you submit your proxy even if you plan to virtually attend the Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline indicated in the Proxy Statement or by voting electronically at the Meeting. Voting instructions are printed on the Proxy Card or the voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Meeting.

You may attend the Meeting online, vote, view the list of stockholders entitled to vote at the Meeting and submit your questions during the Meeting by visiting https://web.lumiagm.com/290463470 (passcode “cleanearth2023”) and entering your control number, which is included on the proxy card you received.

If you need assistance in completing your Proxy Card or have questions regarding the Meeting, please contact Morrow, the proxy solicitation agent for the Company, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CLIN.info@investor.morrowsodali.com.

Except as described in this Supplement, none of the information presented in the Proxy Statement is affected by this Supplement. This Supplement does not provide all of the information that is important to your voting decisions at the Meeting, and the Proxy Statement contains other important additional information. This Supplement should be read in conjunction with the Proxy Statement.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD VIRTUALLY ON DECEMBER 4, 2023: This Supplement, the Proxy Statement and the Proxy Card are available, free of charge at https://www.astproxyportal.com/ast/26701 or on the SEC’s website at www.sec.gov.

Revised Proxy Card

SPECIAL MEETING OF STOCKHOLDERS OF

CLEAN EARTH ACQUISITIONS CORP.

December 4, 2023

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

	FOR	AGAINST	ABSTAIN
1. A proposal to approve and adopt the Business Combination Agreement, dated as of October 12, 2022, as amended on April 12, 2023 (the "Business Combination Agreement"), a copy of which is attached to the accompanying proxy statement as Annex A, to approve the transactions contemplated by the Business Combination Agreement (the "business combination"), which provides that, among other things, Alternus, as the sole beneficial and record holder of all of the "Alternus Interests" (being all of the issued and outstanding equity interests owned by Alternus in its subsidiaries other than certain retained subsidiaries at such time (the "Acquired Subsidiaries"), will transfer to Clean Earth, and Clean Earth will receive from Alternus, all of the Alternus Interests, as consideration in exchange for the issuance and transfer by Clean Earth to Alternus at the Closing of 27,500,000 shares of Class A Common Stock of the Company (the "common stock"), subject to a working capital adjustment of up to 1,000,000 shares, plus up to 20,000,000 shares pursuant to an earnout (the "Earnout Shares,") (the "Business Combination Proposal");	☐	☐	☐
2. A proposal to amend and restate the Company's certificate of incorporation, dated February 23, 2022, as amended on May 26, 2023 (the "Current Charter") in the form attached to the accompanying proxy statements as Annex C (such amended and restated certificate of incorporation referred to herein as the "Proposed Charter"), (the "Charter Proposal");	☐	☐	☐
3. Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with U.S. Securities and Exchange Commission (the "SEC") guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, the following five sub-proposals (collectively, the "Advisory Governance Proposals"):			
A. Proposal to authorize the issuance of 151,000,000 shares of common stock and 1,000,000 shares of preferred stock.	☐	☐	☐
B. Proposal to permit the authorized shares of any class to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Company's stock entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.	☐	☐	☐
C. Proposal to elect not to be governed by Section 203 of the DGCL.	☐	☐	☐
D. Proposal to remove blank check provisions.	☐	☐	☐
E. Proposal to limit the liability of officers to the fullest extent permitted by law.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
4. A proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market ("Nasdaq"), (x) the issuance of more than 20% of the Company's issued and outstanding common stock in connection with the business combination, consisting of the issuance of shares of common stock to Alternus pursuant to the terms of the Business Combination Agreement, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, and (y) the issuance of shares of common stock to Alternus in connection with the business combination, including any Earnout Shares and shares of common stock issued pursuant to the working capital adjustment, that would result in Alternus owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a "change of control" under Nasdaq rules (the "Stock Issuance Proposal");	☐	☐	☐
5. A proposal to approve and adopt the 2023 Equity Incentive Plan (the "Incentive Plan"), a copy of which is attached to the accompanying proxy statement as Annex F (the "Incentive Plan Proposal")	☐	☐	☐
6. A proposal to elect seven directors to serve staggered terms on our board of directors until the 2024, 2025 and 2026 annual meeting of stockholders, respectively, or until such directors' successors have been duly elected and qualified, or until such directors' earlier death, resignation, retirement or removal (the "Director Election Proposal"); the proposed directors under the Director Election Proposal are	☐	☐	☐

<u>Class I Nominees</u>	<u>Class II Nominees</u>	<u>Class III Nominees</u>
01. Mohammed Javade Chaudhri	03. Nicholas Parker	05. Vincent Browne
02. Candice Beaumont	04. Tone Bjornov	06. John P. Thomas
		07. Aaron T. Ratner

	FOR	AGAINST	ABSTAIN
7. A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals (as defined in the accompanying proxy statement) or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the "Adjournment Proposal").	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 7.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______________ Date: ________ Signature of Stockholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at https://www.astproxyportal.com/ast/26701

0

CLEAN EARTH ACQUISITIONS CORP.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Aaron Ratner and Martha Ross (the "Proxies"), and each of them independently, with full power of substitution, as proxies to attend the special meeting (as defined below) and to vote all of the shares of Common Stock of Clean Earth Acquisitions Corp. (the "Company" or "Clean Earth"), a Delaware corporation, that the undersigned is entitled to vote (the "Shares") at the special meeting of stockholders of the Company to be held on December 4, 2023 at 10:00 AM EST, virtually at https://web.lumiagm.com/290463470 (password: cleanearth2023) (the "special meeting"), and at any adjournments and/or postponements thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

(Continued and to be signed on the reverse side)

1.1 14475

This Supplement is being filed with the SEC on November 15, 2023.